Exhibit 99.2

                                 Morgan Stanley




John Mack, Chairman and Chief Executive Officer
David H. Sidwell, Chief Financial Officer
David W. Nelms, Chairman & CEO, Discover Financial Services


August 17, 2005

Notice



The information provided herein may include certain non-GAAP financial measures. The reconciliation of such measures to the comparable GAAP figures are included in the Company's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on 8-K, including any amendments thereto, which are available on www.morganstanley.com.


This presentation may contain forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management's current estimates, projections, expectations or beliefs and which are subject to risks and uncertainties that may cause actual results to differ materially. In particular, the Company's ability to effect a sale of the Company's aircraft leasing business, to realize the full extent of cost savings or benefits from such sale and to assure that subsequent developments (including the ultimate structure, pricing and timing of the transaction) do not cause actual charges to exceed the currently estimated charges to be incurred in the transaction may cause actual results to differ materially from the Company's current estimates, projections, expectations or beliefs. In addition, the future performance of Discover Financial Services is subject to numerous risks impacting the credit card industry that may cause actual results to differ materially from the Company's current estimates, projections and beliefs, including: rising cost of funds pressuring spreads; slow industry growth with rising payment rates; future loan loss rate uncertainty, especially given bankruptcy reform and changing minimum payment requirements; and a consolidating industry with competitive pressures and increasing marketing constraints.For a discussion of additional risks and uncertainties that may affect the future results of the Company, please see "Forward-Looking Statements" immediately preceding Part I, Item 1, "Competition" and "Regulation" in Part I, Item 1 and "Certain Factors Affecting Results of Operations" in Part II, Item 7 of the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2004 and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended February 28, 2005 and May 31, 2005 and in other items throughout the Form 10-K and Forms 10-Q.



                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   2   it was originally presented.

                                                        Agenda


                                o   Introduction

                                o   Initial Actions

                                o   Discover opportunities

                                o   Q&A

                                o   Appendix






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                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   3   was originally presented.

                                        Introduction







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                     is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   4   was originally presented.

Morgan Stanley Strategic Direction


Goal: To be the clear leader in offering premier, innovative service to clients, while delivering superior returns to shareholders

o Relentless focus on improving profit margins, growth and return on equity

o    Sharpen focus on serving clients

o Operate with sufficient scale and flexibility to compete in a fast-changing and competitive marketplace

o Use capital as efficiently as possible, while continuing to focus on managing risk

o Create a more cohesive culture by reducing bureaucracy and eliminating insular silos



                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   5   was originally presented.

Initial Actions

o    Retain Discover to create value for shareholders


o    Exit non-core aircraft leasing business


o    New management and new initiatives in Retail Brokerage business


o    Appoint new Directors






                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   6   was originally presented.

Discover Potential Spin-Off Evaluation Process


o    In April, Board authorized exploration of potential Discover spin-off

o Investment Banking team and management subsequently performed significant analysis
     -   Determination of capital structure
     -   Financial projections of spin-off vs. subsidiary
     -   Rating agency discussions
     -   Valuations

o    A number of market changes occurred during this process

     -   MBNA profit shortfall and subsequent announced sale to Bank of America
     -   Providian announced sale to Washington Mutual
     -   Rating agency actions
     -   Multiple new lawsuits of merchants vs. Visa and MasterCard

o    Discover trends were also taken into account
     -   Retail sales growth
     -   Declining delinquency rates
     -   Signed China UnionPay deal

o After careful consideration, conclusion was that it was in shareholders' best interests to retain Discover





                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   7   was originally presented.

Benefits of Retaining Discover


o    Earnings diversification
     -   Strong ROE and capital generation
     -   Reduced volatility

o    Broader capital base

o    Financial synergies

     -   Lower funding costs
     -   Shared corporate functions

o    Enhanced Discover growth prospects post-DOJ suit
     -   Payments opportunities (PULSE debit network, GE/Wal-Mart,
         China UnionPay)
     - Stronger network potential to drive higher Discover Card growth and profits
     -   Discover independence not required to pursue new growth options

o    Discover is a unique franchise
     -   Strong brand, #1 rewards program
     -   Large, loyal, high quality customer base



                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   8   was originally presented.

Aircraft Leasing Divestiture Evaluation Process


o    AWAS remains non-core to Morgan Stanley
     - Without viable exit alternatives, AWAS was retained through period of unprecedented decline in aircraft industry following September 11
     - Significant concentration in aircraft asset class has inhibited investment in other Morgan Stanley activities
     - Proceeds from the sale of AWAS could be deployed more profitably in core businesses

o    Recently, the operating environment in aircraft leasing has improved
     -   Higher lease rates and lease activity
     -   AWAS currently has positive momentum

o    The market for aircraft businesses has become more active
     - For the first time since 2001, there have been acquisitions of other operating lessors
     - Morgan Stanley has recently received expressions of interest from several credible potential acquirers of AWAS

o We will take an estimated after-tax non-cash charge in 3Q05 of approximately $1 billion to write down the value of the business to its estimated market value


                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   9   was originally presented.

Aircraft Leasing Business Snapshot


o    Third largest aircraft lessor
     -   155 planes, 4 engines
     -   Average age of 12.1 years

o    Expertise in aircraft trading and lease remarketing

o    Geographically diverse - 75 customers in 45 countries

o    Improving lease rates

o    No planes on the ground

o    Book value of aircraft $3.7 billion






                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   10  was originally presented.

Retail Brokerage:  New management, new initiatives


New management:
o James P. Gorman hired as new President and Chief Operating Officer of the Individual Investor Group
     -   Brings unmatched breadth and depth of experience
     -   Record of successfully building retail financial services businesses

o Uniquely qualified to lead the transformation of Morgan Stanley's retail brokerage business

o    Assumes new role effective February 2006

New initiatives:
o Reducing number of new financial advisor trainees hired in 2006 to 1,000 vs. 2005 class of 2,400

o    Cut the bottom 10% of financial advisors in terms of production

o Stepping up efforts to recruit proven, experienced financial advisors who are focused on serving high-net-worth individuals

o    Working to generate new revenue streams, including banking/deposits

o    Close the margin gap with our peers within the next 2-3 years



                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   11  was originally presented.

New Additions to the Board of Directors

o    Three new directors
     -   Roy J. Bostock
         o Former Chairman of B|Com3 Group, one of the world's leading advertising agencies
     -   Charles H. Noski
         o Former senior executive of Northrop Grumman, AT&T and Hughes Electronics
     -   O. Griffith Sexton
         o  Economics and finance professor at Columbia Business School
         o  Long-time investment banker

o    Number of independent directors increases from 10 to 12

o    Elections effective September 15




                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   12  was originally presented.

                                    Discover
                                 Opportunities









                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   13  was originally presented.

Discover Profile

[LOGOS OMITTED]

o    50 million+ cardmembers, $47 billion managed credit card loans

o    4 million+ merchants and cash access locations

o Record $1.3 billion PBT in 2004(1) (ROE in excess of 19%(2)), consistent earnings and capital generation (cumulative net income of $3.7Bn over past 5 years)

o    America's #1 cash rewards program - Cashback Bonus(R)

o    One of the strongest brands in financial services

o    Recent court ruling allows new partnerships with financial institutions
     -   Acquisition of PULSE: entry into rapidly growing debit market
     - GE/Wal-Mart contract: first major third-party credit issuer on Discover(R) Network
     -   China UnionPay reciprocal acceptance agreement

o Growing U.K. business with 1.4 million accounts and $2.5 billion managed loans since 1999 launch

Source:  Morgan Stanley
Notes:   (1) Includes Mortgage Lending business scheduled to be transferred to
             Institutional Securities in 3Q05. Mortgage Lending business had PBT of $51 MM in 2004.
         (2) Average equity represents 1/12 of average managed net consumer loans, which equals $4.0 Bn for 2004. (PULSE transaction, which added approximately $300 MM in capital, closed in January 2005.)


                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   14  was originally presented.

Consistent Profits and Returns



        Profit Before Tax(1)                Return on Managed Receivables(1)(2)
--------------------------------------    -------------------------------------
                $MM                                       %

 [GRAPHIC OMITTED - Graph shows             1.42%  1.52%  1.35%  1.71%  1.61%
 Profit Before Tax for 2001,                 2001   2002   2003   2004   1H05
 2002, 2003, 2004 and the first
 half of 2005 broken out by the
 first quarter, the second
 quarter and the second half.
 For 2001, the numbers were $230
 (1st quarter), $279 (2nd
 quarter), $618 (2nd half) and
 $1,127 (full year); for 2002,
 the numbers were $253 (1st
 quarter), $310 (2nd quarter),
 $615 (2nd half) and $1,178
 (full year); for 2003, the
 numbers were $293 (1st
 quarter), $304 (2nd quarter),
 $496 (2nd half) and $1,093
 (full year); for 2004 the
 numbers were $365 (1st
 quarter), $297 (2nd quarter),
 $610 (2nd half) and $1,272
 (full year); and for the first
 half of 2005 the numbers were
 $380 (1st quarter), $242 (2nd
 quarter) and $622 (total). (All
 dollars in $mm).]



Source:  Morgan Stanley
Notes:   (1) Includes Mortgage Lending business scheduled to be transferred to
             Institutional Securities in 3Q05. Mortgage Lending business had PBT of $51 MM in 2004.
         (2) Return on managed receivables calculated by net income divided by average managed credit card receivables.

                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   15  was originally presented.

Step Change Improvement in Credit Risk Profile


        Charge-off Rate (Managed)           30+ Day Delinquency Rate (Managed)
   ------------------------------------     -----------------------------------
                     %                                     %

[GRAPHIC OMITTED - Graph shows             [GRAPHIC OMITTED - Graph shows
Charge-off Rate (managed) for              30+ Day Delinquency Rate
Discover (Fiscal year) and the Top 5       (managed) for Discover (Fiscal
Issuers (Calendar year) (See footnote      year) and the Top 4 Issuers
(1) for a description of the Top 5         (Calendar year) (See footnote
Issuers) from the first quarter of         (2) for a description of the
2003 through the second quarter of         Top 4 Issuers) from the First
2005. The plot points for Discover         Quarter of 2003 through the
are as follows: 6.17% (1Q03); 6.50%        Second Quarter of 2005. The
(2Q03); 6.90% (3Q03); 6.87% (4Q03);        plot points for Discover are as
6.31% (1Q04); 6.48% (2Q04); 5.76%          follows: 6.33% (1Q03); 6.21%
(3Q04); 5.45% (4Q04); 5.11% (1Q05);        (2Q03); 6.05% (3Q03); 5.97%
and 4.94% (2Q05). The plot points for      (4Q03); 5.80% (1Q04);
the Top 5 Issuers are as follows:          4.88% (2Q04); 4.81% (3Q04);
5.84% (1Q03); 5.88% (2Q03); 5.46%          4.55% (4Q04); 4.24% (1Q05); and
(3Q03); 5.57% (4Q03); 5.69% (1Q04);        3.90% (2Q05). The plot points
5.63% (2Q04); 5.02% (3Q04); 5.14%          for the Top 4 Issuers are as
(4Q04); 5.03% (1Q05); and 5.17%            follows: 4.62% (1Q03); 4.43%
(2Q05).]                                   (2Q03); 4.37% (3Q03); 4.29%
                                           (4Q03); 4.07% (1Q04);
                                           3.91% (2Q04); 4.05% (3Q04);
                                           4.01% (4Q04); 3.91% (1Q05); and
                                           3.77% (2Q05).]



Source:  Morgan Stanley
Notes:   (1) Top 5 issuer charge-off rates are derived using a weighted average of loss rates from competitor quarterly earnings releases. Competitors included are Bank of America, Capital One (US Cards), Chase, Citigroup (NA Cards), and MBNA (Credit Cards)
         (2) Top 4 issuers delinquency rates are derived using a weighted average of delinquency rates from competitor quarterly earnings releases. Competitors included are Bank of America, Capital One (US Cards), Chase, and MBNA (Credit Cards). Citigroup does not report 30+ day delinquency.

                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   16  was originally presented.

Attractive Discover Growth Trends


                                         Change in U.S. Credit Card Receivables
  Discover Sales Growth (Year/Year)(1)       by FICO Score (2Q05 vs. 2Q03)
---------------------------------------- --------------------------------------
                  %                                       %

        ---------------------------             ---------------------------
        1Q04 1.7                                <660          (28)
        ---------------------------             ---------------------------
        2Q04 5.5                                660-700       (11)
        ---------------------------             ---------------------------
        3Q04 1.4                                700-760       9
        ---------------------------             ---------------------------
        4Q04 5.7                                760+          14
        ---------------------------             ---------------------------
        1Q05 5.2
        ---------------------------
        2Q05 8.1
        ---------------------------



Source:  Morgan Stanley
Note:    (1) Sales represent U.S. and U.K. cardholder purchase dollar volume net of returns

                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   17  was originally presented.

Discover Has Leading Brand and
Attractive Customer Profile


     Credit Card Brand Unaided Awareness
            December 2004 Survey                Discover Card Customer Profile
     -------------------------------------   ----------------------------------
                        %                                  %

        ---------------------------             --------------------------------------------
        Visa          93                                         50+K Income     Homeowner
        ---------------------------             --------------------------------------------
        MasterCard    89                        Credit Card      55              82
        ---------------------------             Composite (1)
        Amex          74                        --------------------------------------------
        ---------------------------             Discover Card    60              88
        Discover      72                        --------------------------------------------
        ---------------------------
        Cap One       11
        ---------------------------
        Citigroup     6
        ---------------------------







Source: C&R Research, December 2004          Source: Taylor Nelson Sofres (TNS)
        (Discover Proprietary Research)      Global - 2004  Consumer Card
                                             Strategies Research Program
                                             Note: (1) Represents survey
                                             respondents indicating that they
                                             hold any general purpose credit
                                             card

                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   18  was originally presented.

Discover Card's Cashback Bonus Is America's
#1 Cash Rewards Program


o    Industry's largest cash rewards program
     -   50MM Cardmember base
     -   $550MM cash rewards earned in 2004

o    Leading structure
     -   Up to 1% earnings with no expiration
     -   Full 5% on Get More purchases
     -   50 Cashback Bonus partners
     -   Highly flexible redemption

o    Loyalty advantage
     -   Low attrition rate
     -   Winner of Brand Key Customer Loyalty award past 7 years




                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   19  was originally presented.

Acceptance Leadership With Largest Merchants


           Credit Network Acceptance(1) by 100 Largest U.S. Retailers
        -----------------------------------------------------------------
                                        %


------------------------------------------------------------------------------
Discover                                 97
------------------------------------------------------------------------------
Visa/MC                                  95
------------------------------------------------------------------------------
Amex                                     92
------------------------------------------------------------------------------









Source:  Top 100 U.S. retailers from Triversity (www.stores.org)
Note:    (1) Chart reflects Discover estimate of credit network acceptance at majority of in-store POS locations. Wal-Mart and Sam's Club counted as two separate merchants

                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   20  was originally presented.

Third Party Issuers Are Being Signed


                                        Consumer and Business Credit Cards
                                        ----------------------------------

                                                  [LOGOS OMITTED]

 ----------------------------------
     4Q04 DOJ suit conclusion
      allows Discover to sign
            third party
        financial institution
            issuers                                   Mall Cards
 ----------------------------------     ----------------------------------

     o  Over 2 million cards issued             [LOGOS OMITTED]

     O  7 third party issuers to date


                                                Experiential Cards
                                        ----------------------------------

                                                [LOGOS OMITTED]


                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   21  was originally presented.

Addition of PULSE Debit Network Broadens
Product Set and Customer Base



        PIN Debit Market Share                      PULSE Transactions
----------------------------------------   ----------------------------------
                  %                                   MM of Transactions

                                           1999-2004 CAGR 28%

[Graphic Omitted - Pie chart showing      ----------------------------------------------------------------------
STAR (First Data) with 47%; Interlink      1999         2000       2001        2002       2003       2004
(Visa) witih 20%; PULSE (Discover)         ----------------------------------------------------------------------
with 11%; NYCE (Metavante) with 11%;       416          529        681         914        1,115      1,423
Accel/Exchange with 3%; and Others         ----------------------------------------------------------------------
with 8%]







o    PULSE acquisition closed 1/05
o    Over 4,100 financial institution customers

Source:  ATM & Debit News (9/16/04) - Survey as      Source:  Company Data
         of March 2004

                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   22  was originally presented.

China UnionPay Agreement -
Greater Acceptance and Volume


o    Agreement signed May 2005
     -   Long term
     -   Exclusive component

o    Provides acceptance in China through largest domestic network
     -   130+ bank issuers
     -   400,000+ merchants
     -   60,000+ ATMs
     -   Approximately 3 times greater acceptance in China versus
         Visa/MasterCard

o    Generates incremental volume on our PULSE Network
     -   Possible extension to Discover Network
     -   China UnionPay has 800 million cards


                                [LOGOS OMITTED]


                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   23  was originally presented.

Current Credit Card Industry Risks


o    Rising cost of funds pressuring spreads

o    Slow industry loan growth / rising payment rates

o Future loan loss rate uncertainty, especially given bankruptcy reform and changing minimum payment requirements

o    Consolidating industry / competitive pressures

o    Increasing marketing constraints (including opt-out lists)








                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   24  was originally presented.

New Era for Discover Financial Services


         --------------------------------                ----------------------------------
        |                                |              |                                  |
        |     Post- "DOJ vs. Visa/MC"    |              |     Strong Discover Card         |
        |      New Era for Network       |              |        Credit Quality            |
        |                                |              |                                  |
         --------------------------------                ----------------------------------
                      |                                                  |
                      |                                                  |
                      |                                                  |
                     \ /                                                \ /
         --------------------------------                ----------------------------------
        |  o  Third Party Issuers        |              |  o  Increased Growth Initiatives |
        |  o  Third Party Acquirers      |              |  o  Leading Brand                |
        |  o  Debit (PIN & Signature)    |              |  o  Leading Reward Program       |
        |  o  International (CUP)        |              |  o  Leading Customer Service     |
        |  o  Acquisition Opportunities  |              |                                  |
         --------------------------------                ----------------------------------
                     / \                                                 |
                    /   \                                                |
                   /     \                                               |
                  /       \                                              |
                 /         \                                             |
                /           \                                            |
               /             \                                           |
             \ /             \ /                                        \ /
 -------------------     ------------------------              ----------------------
|                   |   }                        |            }                      |
| Payment Business  |   | Significantly Stronger |            | Accelerate Discover  |
|   Fee Income      |   |     Acceptance and     |<-----------|   Card Usage and     |
|                   |   |       Economics        |----------->|  Increase Balances   |
|                   |   |                        |            |                      |
 -------------------     ------------------------              ----------------------




                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   25  was originally presented.

Discover Financial Services Strategy

o Deliver sustained growth in revenues and profits by promoting the virtuous circle of merchant acceptance and cardmember usage
     - Increasing Discover Card usage and credit balances, leveraging our #1 cash rewards program, top-rated customer service, and leading brand
     - Maintaining and capitalizing on strong credit quality and a more loyal, attractive cardmember base
     - Enhancing merchant acceptance and the economics of Discover and PULSE Networks
     - Attracting third-party issuers to the Discover and PULSE Networks, such as GE consumer finance and Wal-Mart/Sams's Club
     -   Expanding our international operations


                                 [GRAPHIC OMITTED]

                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   26  was originally presented.

                                      Q&A










                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   27  was originally presented.

                                    Appendix







                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   28  was originally presented.

Implications of AWAS Divestiture

Accounting

o    Aircraft business will be classified as Held for Sale in 3Q05

o Results of operations for Held for Sale assets and liabilities will be reported as discontinued operation (prior periods will be restated)

o    After-tax loss currently estimated at $1.0 billion

o Assets and liabilities of aircraft business would be recorded at fair value

o Appraised values of the portfolio of aircraft represent a summation of each of the estimated values of the aircraft assuming each aircraft is sold individually
     -   Appraisal values received in August 2005
     -   Range of $2.5 billion to $3.3 billion; average $2.8 billion

o    Appraisal values do not consider:
     -   Ongoing costs of running the business
     -   Long-term prospects of the business as a whole
     -   Divestiture of a large number of planes at one time

o    Estimated value of the business based on:
     -   Evaluation of current market conditions
     - Recent transactions involving the sales of similar aircraft leasing businesses
     -   Detailed assessment of the portfolio
     -   Additional valuation analysis

Capital/Regulatory
o The Firm's capital adequacy objectives (economic capital requirements and leverage considerations) continue to be met

                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   29  was originally presented.

Retail Brokerage Business:  Client Segmentation


                Retail Brokerage Assets by Client Segment ($Bn)

                                                                                            % Change
                          1Q04        2Q04        3Q04       4Q04       1Q05      2Q05     2Q05/2Q04

$10MM or more              111         106         105        111        117       117          11

$1MM - $10MM               173         167         174        188        196       196          17

$100K - $1MM               194         190         186        188        186       184          (3)

< $100K                     45          43          40         39         37        35         (18)
-----------------------------------------------------------------------------------------------------
    Total                  523         506         505        526        536       532           5

International               48          48          46         50         55        54          12

Small Business Accounts     24          25          25         26         27        27          10
-----------------------------------------------------------------------------------------------------
Total Client Assets        595         579         576        602        618       613           6



Source:  Morgan Stanley
Note: Segmentation analysis includes retail broad-based branch system and U.S. UHNW client assets

                     This slide is part of a presentation by Morgan Stanley and is intended to be viewed as part of that presentation.
                     The presentation is based on information generally
                     available to the public and does not contain any material, non-public information.  No representation is made that it is accurate or complete.  The presentation has been
                     prepared solely for informational purposes, is neither an
                     offer to sell nor the solicitation of an offer to buy any
                     security or instrument and has not been updated since it
Morgan Stanley   30  was originally presented.

Morgan Stanley




John Mack, Chairman and Chief Executive Officer
David H. Sidwell, Chief Financial Officer
David W. Nelms, Chairman & CEO, Discover Financial Services



August 17, 2005